UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

Victory Institutional Funds
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		866-689-6999

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1. Reports to Stockholders.

October 31, 2017

Annual Report

Victory Institutional Diversified Stock Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Institutional
Funds

Table of Contents

Shareholder Letter (Unaudited)	3
Fund Review and Commentary	5
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Supplemental Information
Trustee and Officer Information	23
Proxy Voting and Form N-Q Information	26
Expense Examples	26
Additional Federal Income Tax Information	27

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 866-689-6999. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

866-689-6999

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Letter to Our Shareholders

Dear Shareholder,

It's on — risk, that is. At least that's the signal that the markets have been sending over the past year. Equities, by and large, have continued their steady march higher both domestically and globally.

Oddly enough the news flow has been anything but cheery. For starters, extreme levels of partisanship continue to be the norm in Washington, D.C., and there have been no substantive legislative accomplishments or fiscal stimulus. Geopolitical tensions remain elevated globally. We continue to hear strong rhetoric for anti-globalization policies and protectionism. Devastating hurricanes and floods wreaked havoc across the Southeastern U.S. and Puerto Rico. And the Federal Reserve continues to ratchet up short-term interest rates, albeit it slowly.

At first glance these factors typically might be considered less-than-ideal, but for now the markets seem unfazed. For the 12 months ended October 31, 2017, the S&P 500 Index® increased more than 23.63 percent. Investors appear to be squarely focused on the positive economic news and robust corporate profits, while discounting the normalization of interest rates and still unfulfilled regulatory, fiscal, and tax reforms. According to statistics from the U.S. Bureau of Economic Analysis, real gross domestic product (GDP) increased 3.0 percent in the third quarter of 2017 (according to the advance estimate). That's a continuation of a strong report from the second quarter of 2017, when real GDP increased 3.1 percent. Clearly, the strong economic underpinnings have kept pessimists at bay.

Investor optimism appears to be contagious, and both global developed and emerging market stocks have enjoyed strong performance. The MSCI Emerging Markets Index was up more than 20.72 percent for the 12 months ended October 31, 2017, while the MSCI World Index was up more than 23.20 percent for the same period.

While the market has been shrugging off the bad news to date, we believe it's vital to acknowledge the risks. For starters, equities may have priced in the prospect of large corporate tax cuts and a "repatriation holiday" that would allow them to reinvest or distribute cash currently held in overseas entities without incurring significant tax liabilities. But if no such legislation is enacted, will stock prices falter?

Moreover, the Federal Reserve has clearly communicated its intentions to continue gradually raising the federal funds target rate in 2018, while also reducing the size of its balance sheet by not reinvesting all principal payments and maturing securities associated with its bond-buying program. To date, prospects for tighter monetary policy have barely tempered the strength of domestic stocks, but if the trajectory of rate increases were to steepen, that might raise the cost of capital enough to spook investors.

There are also geopolitical tensions that need to be monitored on the Korean Peninsula, Russian-U.S. relations, credit risks in China, and countless other potential headwinds. As always, our independent investment franchises at Victory

Capital are committed to evaluating and managing risks and offering products to help investors achieve their objectives at all points of the market cycle.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President
Victory Funds

Victory Institutional Funds (Unaudited)

Victory Institutional Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Institutional Diversified Stock Fund ("Fund") returned 25.15% (Class I Shares at net asset value), outperforming the S&P 500® Index (the "Index") benchmark, which returned 23.63% for the year ended October 31, 2017. Within the Fund, Information Technology, Financials and Materials were the strongest performing sectors, while Energy was the only sector to post negative total returns over the last twelve months. Relative to the Index, the portfolio's style exposures, sector allocation and stock selection all contributed to the Fund's outperformance. With regards to style, our exposures to momentum, earnings yield and (less) dividend yield more than offset the drag we experienced from our smaller assets under management and higher beta.

The Fund generated excess return in 5 of 11 sectors, with Consumer Discretionary and Technology making the strongest contributions to relative performance. In Consumer Discretionary we avoided much of the weakness in retail and found stocks with strong fundamental momentum (Thor Industries, D.R. Horton), which more than offset the negative effect from our underweight sector allocation. In Technology, our internet holdings (YY, Inc. and Weibo Corp.) drove our outperformance, partially offset by our underweight in Apple and our position in IT Distributor Tech Data. Financials was our weakest sector on a relative basis. Most of the underperformance was centered in Money Center Banks where we did not fully participate due to our underweight exposure.

Positively, the continued decline in stock price correlations over the last twelve months suggests a more favorable environment for our investment discipline, as lower correlations imply that stock prices are reacting more to company specific news and data, which we believe should result in better performance for skilled stock pickers looking to profit from that information. Indeed, correlations are now trending below the levels experienced during that last great stock picker's market in the mid-2000s, but we believe this decline will be more durable if macro conditions continue to normalize at the margin. Specifically, ending zero interest rate monetary policy may remove a key pillar of support for higher correlations (indiscriminate downward pressure on the cost of capital), while we also see potential for a stronger business cycle if regulation is relaxed (greater economic variability may create greater dispersion between winners and losers).

Victory Institutional Funds (Unaudited)

Victory Institutional Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2017

	Class I
INCEPTION DATE	6/27/05
	Net Asset Value	S&P 500 Index(1)
One Year	25.15%	23.63%
Three Year	8.05%	10.77%
Five Year	13.34%	15.18%
Ten Year	5.67%	7.51%
Since Inception	7.62%	N/A
Expense Ratios
Gross	0.68%
With Applicable Waivers	0.68%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2017. Additional information pertaining to the Fund's expense ratio as of October 31, 2017 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory Institutional Diversified Stock Fund – Growth of $10,000,000

(1)The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Institutional Funds Victory Institutional Diversified Stock Fund	Schedule of Portfolio Investments October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.4%)
Consumer Discretionary (18.6%):
Best Buy Co., Inc.	19,600	$1,097
Burlington Stores, Inc. (a)	12,810	1,204
Comcast Corp., Class A	14,110	508
D.R. Horton, Inc.	32,205	1,423
LCI Industries	8,020	993
Lear Corp.	7,415	1,302
Magna International, Inc., ADR	22,965	1,253
Nutrisystem, Inc.	14,260	712
PulteGroup, Inc.	46,805	1,415
Ross Stores, Inc.	19,080	1,212
Royal Caribbean Cruises Ltd.	4,610	571
The Children's Place, Inc.	7,145	777
The Home Depot, Inc.	4,925	816
Thor Industries, Inc.	10,080	1,373
Toll Brothers, Inc.	26,275	1,210
		15,866
Consumer Staples (5.1%):
Altria Group, Inc.	17,705	1,137
Costco Wholesale Corp.	5,815	937
Tyson Foods, Inc., Class A	16,605	1,211
Wal-Mart Stores, Inc.	11,965	1,044
		4,329
Electronic Equipment, Instruments & Components (2.0%):
SYNNEX Corp.	8,595	1,160
Tech Data Corp. (a)	5,640	523
		1,683
Energy (2.9%):
EOG Resources, Inc.	5,665	566
Exxon Mobil Corp.	16,815	1,401
Valero Energy Corp.	6,690	528
		2,495
Financials (20.9%):
Ameriprise Financial, Inc.	8,135	1,273
Bank of America Corp.	78,135	2,141
Berkshire Hathaway, Inc., Class B (a)	9,475	1,771
Citizens Financial Group, Inc.	30,385	1,155
Credit Acceptance Corp. (a) (b)	2,975	853
Essent Group Ltd. (a)	23,795	1,014
Fcb Financial Holdings, Inc. (a)	17,600	822
JPMorgan Chase & Co.	16,915	1,702
Morgan Stanley	8,300	415
Northern Trust Corp.	8,475	793
Primerica, Inc.	6,830	604
Raymond James Financial, Inc.	14,120	1,197
SVB Financial Group (a)	4,575	1,003

See notes to financial statements.

Victory Institutional Funds Victory Institutional Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Bank of New York Mellon Corp.	10,925	$562
Western Alliance BanCorp (a)	22,460	1,253
Zions BanCorp	26,275	1,221
		17,779
Health Care (10.4%):
Baxter International, Inc.	13,055	842
Bristol-Myers Squibb Co.	16,600	1,024
Celgene Corp. (a)	4,930	498
Gilead Sciences, Inc.	6,115	458
ICON PLC (a)	9,350	1,111
Johnson & Johnson	13,375	1,865
Medtronic PLC	8,960	721
Mylan NV (a)	13,135	469
UnitedHealth Group, Inc.	9,095	1,912
		8,900
Industrials (9.9%):
Alaska Air Group, Inc.	6,105	403
FedEx Corp.	3,695	834
Insperity, Inc.	5,885	558
ManpowerGroup, Inc.	9,475	1,169
Masco Corp.	17,075	680
Old Dominion Freight Line, Inc.	4,725	572
Patrick Industries, Inc. (a)	12,250	1,139
SkyWest, Inc.	13,035	614
United Rentals, Inc. (a)	8,835	1,250
Universal Forest Products, Inc.	10,465	1,182
		8,401
Internet Software & Services (5.9%):
Alphabet, Inc., Class C (a)	2,133	2,168
Facebook, Inc., Class A (a)	12,690	2,286
YY, Inc., ADR (a)	6,300	569
		5,023
Materials (2.9%):
Avery Dennison Corp.	12,635	1,342
Berry Global Group, Inc. (a)	19,160	1,139
		2,481
Real Estate (0.6%):
American Tower Corp.	3,795	545
Semiconductors & Semiconductor Equipment (9.8%):
Analog Devices, Inc.	5,630	514
Broadcom Ltd.	6,020	1,588
Entegris, Inc.	27,630	905
Intel Corp.	30,840	1,403
MKS Instruments, Inc.	6,570	714
Skyworks Solutions, Inc.	9,990	1,137

See notes to financial statements.

Victory Institutional Funds Victory Institutional Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	14,455	$612
Texas Instruments, Inc.	16,090	1,555
		8,428
Software (4.5%):
Microsoft Corp.	36,100	3,003
Oracle Corp.	15,875	808
		3,811
Technology Hardware, Storage & Peripherals (4.9%):
Apple, Inc.	24,690	4,174
Total Common Stocks (Cost $70,781)		83,915
Exchange-Traded Funds (0.8%)
SPDR S&P 500 ETF Trust	2,650	681
Total Exchange-Traded Funds (Cost $677)		681
Collateral for Securities Loaned (1.0%)
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.96% (c)	260,156	260
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 0.60% (c)	470,943	471
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.91% (c)	92,578	93
Total Collateral for Securities Loaned (Cost $824)		824
Total Investments (Cost $72,282) — 100.2%		85,420
Liabilities in excess of other assets — (0.2)%		(179)
NET ASSETS — 100.00%		$85,241

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2017.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Liability Company

See notes to financial statements.

Victory Institutional Funds	Statement of Assets and Liabilities October 31, 2017

(Amounts in Thousands, Except Per Share Amounts)

	Victory Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $72,282)	$85,420	(a)
Cash and cash equivalents	1,526
Interest and dividends receivable	42
Receivable for capital shares issued	9
Receivable for investments sold	839
Prepaid expenses	14
Total Assets	87,850
LIABILITIES:
Collateral for securities loaned	824
Payable for investments purchased	1,688
Payable for capital shares redeemed	28
Accrued expenses and other payables:
Investment advisory fees	39
Administration fees	2
Custodian fees	1
Transfer agent fees	2
Chief Compliance Officer fees	—	(b)
Trustees' fees	—	(b)
Other accrued expenses	25
Total Liabilities	2,609
NET ASSETS:
Capital	57,283
Accumulated net investment loss	(21)
Accumulated net realized gains from investments	14,841
Net unrealized appreciation on investments	13,138
Net Assets	$85,241
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	7,128
Net Asset Value, offering price & redemption price per share: (c)	$11.96

(a)  Includes $821 of securities on loan.

(b)  Rounds to less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

Victory Institutional Funds	Statement of Operations For the Year Ended October 31, 2017

(Amounts in Thousands)

Victory Institutional Diversified Stock Fund
Investment Income:
Dividend income	$1,525
Interest income	15
Securities lending income	3
Total Income	1,543
Expenses:
Investment advisory fees	455
Administration fees	27
Custodian fees	2
Transfer agent fees	12
Trustees' fees	7
Chief Compliance Officer fees	1
Legal and audit fees	34
State registration and filing fees	32
Other expenses	111
Total Expenses	681
Net Investment Income	862
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	18,444
Net change in unrealized appreciation/depreciation on investments	1,224
Net realized/unrealized gains on investments	19,668
Change in net assets resulting from operations	$20,530

See notes to financial statements.

Victory Institutional Funds	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Institutional Diversified Stock Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
From Investment Activities:
Operations:
Net investment income	$862	$2,494
Net realized gains from investment transactions	18,444	25,370
Net change in unrealized appreciation/depreciation on investments	1,224	(41,604)
Change in net assets resulting from operations	20,530	(13,740)
Distributions to Shareholders:
From net investment income:	(863)	(1,953)
From net realized gains:	(4,449)	(53,417)
Change in net assets resulting from distributions to shareholders	(5,312)	(55,370)
Change in net assets resulting from capital transactions	(19,189)	(264,421)
Change in net assets	(3,971)	(333,531)
Net Assets:
Beginning of period	89,212	422,743
End of period	$85,241	$89,212
Accumulated net investment loss	$(21)	$(24)
Capital Transactions:
Proceeds from shares issued	$12,951	$40,427
Distributions reinvested	5,273	55,325
Cost of shares redeemed	(37,413)	(360,173)
Change in net assets resulting from capital transactions	$(19,189)	$(264,421)
Share Transactions:
Issued	1,230	3,916
Reinvested	521	5,294
Redeemed	(3,402)	(34,706)
Change in Shares	(1,651)	(25,496)

See notes to financial statements.

Victory Institutional Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Institutional Diversified Stock Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$10.16		$12.33	$13.34	$14.74	$11.37
Investment Activities:
Net investment income (loss)	0.10	(a)	0.15 (a)	0.15	0.18	0.21
Net realized and unrealized gains (losses) on investments	2.33		(0.60)	0.50	1.47	3.36
Total from Investment Activities	2.43		(0.45)	0.65	1.65	3.57
Distributions:
Net investment income	(0.10)		(0.13)	(0.16)	(0.19)	(0.20)
Net realized gains from investments	(0.53)		(1.59)	(1.50)	(2.86)	—
Total Distributions	(0.63)		(1.72)	(1.66)	(3.05)	(0.20)
Net Asset Value, End of Period	$11.96		$10.16	$12.33	$13.34	$14.74
Total Return	25.15%		(3.89)%	4.87%	12.62%	31.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$85,241		$89,212	$422,743	$522,725	$469,104
Ratio of net expenses to average net assets	0.75%		0.68%	0.60%	0.61%	0.59%
Ratio of net investment income to average net assets	0.95%		1.42%	1.16%	1.40%	1.56%
Portfolio turnover	144	%(b)	68%	73%	79%	91%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

Victory Institutional Funds	Notes to Financial Statements October 31, 2017

1.  Organization:

Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of one fund and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The accompanying financial statements are those of the Victory Institutional Diversified Stock Fund (the "Fund"), which seeks to provide long-term growth of capital. The Fund offers a single class of shares: Class I Shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2017

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

For the year ended October 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of October 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
Common Stocks	$83,915	$83,915
Exchange-Traded Funds	681	681
Collateral for Securities Loaned	824	824
Total	$85,420	$85,420

There were no transfers among any levels during the year ended October 31, 2017.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End and Closed-End Funds:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2017

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of October 31, 2017:

Gross Amount of Recognized Assets (Value of Securities on Loan) (000)	Value of Cash Collateral Received (000)	Net Amount (000)
$821	$824	$3

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2017

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of October 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund jointly with an affiliated trust, are allocated among the Fund and respective funds in the affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended October 31, 2017, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2017 were as follows for the Fund (in thousands):

Purchases	Sales
$125,784	$145,270

For the year ended October 31, 2017, there were no purchases or sales of U.S. Government Securities.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2017

and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.03% of the first $100 million in average daily net assets of the Trust and 0.02% of the average daily net assets over $100 million of the Trust, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220 thousand annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statements of Operations.

Morrison & Foerster LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Certain officers and/or interested trustees of the Fund are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2017

point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended October 31, 2017, Citibank earned approximately $150 thousand in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed.

The average loans for the days outstanding and average interest rate for the Fund during the year ended October 31, 2017 was as follows:

Amount Outstanding at October 31, 2017 (000s)	Average Borrowing* (000s)	Days Borrowings Outstanding	Average Interest Rate
$—	$1,000	2	2.08%

*  For the year ended October 31, 2017, based on the number of days borrowings were outstanding.

As of October 31, 2017, the Fund had no loans outstanding.

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

As of October 31, 2017, the Facility was not yet in operation and the Fund had no outstanding loans to or from another Fund under this Facility.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2017

7.  Fund Ownership:

Fund ownership of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of October 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
Prudential Investment Management Services LLC	88.6%

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Year Ended October 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$863	$4,449	$5,312
Year Ended October 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$6,899	$48,471	$55,370

As of October 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
$5,116	$9,767	$14,883	$—	$13,095	$27,978

*Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2017, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2017 and specified losses incurred after October 31, 2017. These losses are deemed to arise on the first day of the Fund's next taxable year.

**The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$72,325	$13,514	$(419)	$13,095

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2017

9.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Fund's adoption of these amendments, effective with the financial statements prepared as of October 31, 2017, required additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

10.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Institutional Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Institutional Funds (comprised of the Victory Institutional Diversified Stock Fund (the "Fund")), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Institutional Diversified Stock Fund at October 31, 2017, the results of its operations for the year then ended, the change in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
December 22, 2017

Victory Institutional Funds	Supplemental Information October 31, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, nine portfolios in Victory Variable Insurance Funds, 46 portfolios in Victory Portfolios and 23 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Institutional Funds, 4900 Tiedeman Road, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman Board of Trustees, Turner Funds (since December 2016).
Nigel D. T. Andrews, 70	Vice Chair and Trustee	August 2003	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired (since May 2010); Trustee, RS Investment Trust and RS Variable Products Trust (November 2011 to July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

Victory Institutional Funds	Supplemental Information — continued October 31, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016 to September 2017); Adviser, Endgate Commodities LLC (January 2016 to April 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007 to July 2016).	TriLinc Global Impact Fund, LLC (since 2012)
Leigh A. Wilson, 72	Chair and Trustee	August 2003	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	July 2008

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 866-689-6999.

Victory Institutional Funds	Supplemental Information — continued October 31, 2017

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-May 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	May 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	August 2003	Partner, Morrison & Foerster LLP.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

Victory Institutional Funds	Supplemental Information — continued October 31, 2017

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-689-6999. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17-10/31/17*	Annualized Net Expense Ratio During Period 5/1/17-10/31/17
$1,000.00	$1,130.90	$3.81	0.71%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Institutional Funds	Supplemental Information — continued October 31, 2017

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17-10/31/17*	Annualized Expense Ratio During Period 5/1/17-10/31/17
$1,000.00	$1,021.63	$3.62	0.71%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Additional Federal Income Tax Information:

For the year ended October 31, 2017, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 21%.

Dividends qualifying for corporate dividends received a deduction of 17%.

For the year ended October 31, 2017, the Fund designated short-term capital gain distributions in the amount of $986 thousand and long-term capital gain distributions in the amount of $6,332 thousand.

Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-689-6999

VF-IDS-ANN  (10/17)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has been determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David Meyer and Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2017	2016
(a) Audit Fees (1)	$15,450	$15,000
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	4,676	4,540
(d) All Other Fees (4)	0	0

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4) For fiscal years ended October 31, 2017 and October 31, 2016, there were no fees billed for professional services rendered by

Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2017 and 2016 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2017	$613,289
2016	$367,890

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)      Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Institutional Funds

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer
Date	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer
Date	December 22, 2017

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer
Date	December 22, 2017